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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 28, 2008
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 0-26059                                 68-0121636
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        (Commission File Number)              (IRS Employer Identification No.)


   4125 South 6000 West, West Valley City, Utah             84128
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     (Address of Principal Executive Offices)             (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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Item 1.01     Entry into a Material Definitive Agreement
Item 3.02     Unregistered Sales of Equity Securities

         On February 28, 2008, CirTran Corporation (the "Company") entered into a Subscription Agreement (the "Agreement") with Haya Enterprises, LLC, a California limited liability company (the "Investor") relating to the issuance of a promissory note (the "Note") in the principal amount of $700,000.

         The Note bears interest at a rate of ten percent (10%) per year, and matures on February 25, 2011. The Company is not required to make interim payments of principal or interest, although the Company may make interim payments with no penalty. In the event of a default by the Company, the unpaid principal balance and accrued and unpaid interest will bear interest at a rate of twelve percent (12%).

         The foregoing description of the Note is not complete and is qualified in its entirety by reference to the Note, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

         In connection with the issuance of the Note, the Investor also received warrants (collectively, the "Warrants") to purchase shares of the Company's common stock, as follows:

         - Warrants to purchase up to 25,000,000 shares of the Company's common stock at an exercise price of $0.02 per share;
         - Warrants to purchase up to 10,000,000 shares of the Company's common stock at an exercise price of $0.10 per share;
         - Warrants to purchase up to 10,000,000 shares of the Company's common stock at an exercise price of $0.15 per share;
         -    Warrants to purchase up to 10,000,000 shares of the Company's common stock at an exercise price of $0.25 per share; and
         -    Warrants to purchase up to 20,000,000 shares of the Company's common stock at an exercise price of $0.50 per share.

         The warrants expire after five years, and the exercise prices are subject to certain adjustments as set forth in the Warrants. The terms, conditions, and restrictions of the Warrants, other than the amounts and exercise prices, as set forth above, are consistent between the Warrants.

         The foregoing description of the Warrants is not complete and is qualified in its entirety by reference to the Warrants, a form of which is filed herewith as Exhibit 99.2, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

         (d)      Exhibits
         99.1     Promissory Note
         99.2     Form of Warrant
         99.3     Subscription Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CirTran Corporation


Date: March 5, 2008                           By: /s/ Iehab Hawatmeh
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                                                  Iehab J. Hawatmeh, President




















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